EXHIBIT 99.5
                                                                    ------------

           STAIRMASTER SPORTS/MEDICAL PRODUCTS, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1999, AND 2000

                                                            1998              1999              2000
                                                        ------------      ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                $ (4,752,175)     $   (407,834)     $ (4,365,541)
Adjustments to reconcile net loss to net cash
       used in operating activities:
   Depreciation and amortization                           2,412,588         2,610,783         4,189,997
   Loss on disposal of property and equipment                   --                --             157,112
   Noncash interest expense related to issuance of
       common stock warrants                                    --                --             120,000
   Changes in assets and liabilities, net of the
       effect of acquisitions:
      Accounts receivable                                 (2,359,548)          209,909        (1,917,609)
      Inventories                                           (703,159)         (736,911)         (746,987)
      Prepaid expenses                                     2,894,067          (875,781)         (415,066)
      Accounts payable                                       194,663        (4,095,174)        2,729,549
      Customer advances                                     (165,609)          382,766          (441,700)
      Accrued liabilities                                  1,159,757           262,067          (320,294)
                                                        ------------      ------------      ------------

Net cash used in operating activities                     (1,319,416)       (2,650,175)       (1,010,539)

CASH FLOWS FROM INVESTING ACTIVITIES:
      Acquisition of business                             (2,083,054)      (12,264,639)             --
      Purchase of property and equipment                  (1,173,320)         (667,983)       (1,545,716)
                                                        ------------      ------------      ------------

Net cash used in investing activities                     (3,256,374)      (12,932,622)       (1,545,716)

CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from notes payable                      4,400,000              --           2,100,000
      Proceeds from long-term debt                         1,000,000        10,000,000         5,000,000
      Payments on long-term debt                          (2,350,000)       (2,750,000)       (8,600,000)
      Payment of deferred financing costs                       --            (768,969)             --
      Contribution of capital                              1,092,629        11,943,491             3,380
                                                        ------------      ------------      ------------

Net cash provided by (used in) financing activities        4,142,629        18,424,522        (1,496,620)

EFFECT OF EXCHANGE RATE CHANGES ON
   CASH AND CASH EQUIVALENTS                                  39,394          (460,675)          (16,663)
                                                        ------------      ------------      ------------
NET INCREASE (DECREASE) IN CASH AND
      CASH EQUIVALENTS                                      (393,767)        2,381,050        (4,069,538)

CASH AND CASH EQUIVALENTS:
      Beginning of period                                  2,281,639         1,887,872         4,268,922
                                                        ------------      ------------      ------------

      End of period                                     $  1,887,872      $  4,268,922      $    199,384
                                                        ============      ============      ============
                                                                                             (CONTINUED)

           STAIRMASTER SPORTS/MEDICAL PRODUCTS, INC. AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1999, AND 2000

                                                            1998              1999              2000
                                                        ------------      ------------      ------------
SUPPLEMENTAL DISCLOSURES OF CASH
        FLOW INFORMATION:
    Cash paid for interest                              $  3,218,800      $  3,076,647      $  4,434,962


SUPPLEMENTAL DISCLOSURES OF NON
        CASH FINANCING ACTIVITIES:
    Noncash capital contribution from parent resulting
        from issuance of warrant in consideration for
        new senior subordinated debt (Note 3)           $       --        $       --        $  1,145,000

SUPPLEMENTAL DISCLOSURES OF NON
       CASH INVESTING ACTIVITES RELATED
       TO ACQUISITION:
    Fair value of assets acquired                       $ (2,000,000)     $(19,113,025)     $       --
    Fair value of liabilities assumed                           --           3,113,025              --
    Fair value of stock issued to acquisition seller            --           3,000,010              --
    Note payable issued to acquisition seller                   --           1,000,000              --
    Acquisition fees                                         (83,054)         (264,649)             --
                                                        ------------      ------------      ------------
    Net cash used in acquisitions                       $ (2,083,054)     $(12,264,639)     $       --
                                                        ============      ============      ============
                                                                                             (CONCLUDED)

See notes to consolidated financial statements.